. . . 1 The 4Q 2021 Investor Presentation is for the purpose and use in conjunction with the Earnings Release furnished as Exhibit 99.2 to Form 8-K on January 27, 2022. Exhibit 99.2 OceanFirst Financial Corp. 4Q 2021 Investor Presentation1 January 2022

. . .Legal Disclaimer FORWARD LOOKING STATEMENTS. In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of OceanFirst Financial Corp. (the Company) and its wholly-owned subsidiary, OceanFirst Bank N.A. (the Bank). These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: the impact of the COVID-19 pandemic on our operations and financial results and those of our customers, changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles and guidelines and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included at the end of this presentation. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

OceanFirst Financial Corp. Overview

- **Founded:** 1902
- **NASDAQ:** OCFC
- **Market Capitalization:** $1.34 billion[1]
- **Branches:** 47 Full-Service Branches in New Jersey, Philadelphia, and Metropolitan New York City[2]
- **Guiding Principles:** Nimble, Certainty of Execution, and Access to Leadership


ME
VT
NH
MA
NY
RI
CT
Boston Region
New York Region
PA
NJ
New Jersey Region
MD
Greater Philadelphia Region
DC
DE
VA
Baltimore / D.C. Region

(1) Market capitalization as of January 26, 2022
(2) OceanFirst is consolidating 10 additional branches on January 28, 2022, which will result in an ending count of 37 branches.

3

OCEANFIRST

Investment Thesis

Well Positioned to Generate Strong Returns

Strength of Balance Sheet	Record loan growth and originations from the deployment of excess capital, with a strong funding base for continued production.
Low-Cost and Durable Deposit Base	Cost of deposits remained low at 20 basis points (bps) at December 31, 2021
Digital Innovation	Digital products and customer experience on par with national banks and fintechs, outpacing regional and community banks
Disciplined and Strategic M&A	Acquired attractive and underappreciated assets in exurban markets at favorable prices
Seasoned Leadership	Deep banking, regulatory, M&A, and integration experience Demonstrated strong pandemic response Meaningful insider ownership aligned with shareholder interests
Conservative Risk Culture	Commitment to management of credit, interest rate and regulatory / compliance risk

4

OceanFirst

. . . I N V E S T O R P R E S E N T A T I O N 5 Quarterly Update

. . . $671.0MM $989.0MM Loan Pipeline Loan Originations Fourth Quarter 2021 Financial Highlights 6 Key Financial Metrics Strategic and Operational Focus $28.5MM Core Earnings1 $0.37 $0.48 Diluted EPS Core EPS1 0.95% 11.30% Core ROAA1 Core ROATE1 2.99% 62.57% NIM Core Efficiency Ratio1 $15.93 $10.1MM TBV per Share Q4 Dividends  Commercial banking team hires in 2021 helping to drive organic growth, deploy excess liquidity, and build a record pipeline and originations for continued expansion in 2022  Committing resources to core businesses, loan growth, and digital services  Optimize branch network to increase efficiencies and improve average deposits by branch to over $250 million  COVID-19 on-going initiatives for employees, customers, and community $441MM 21.6% Loan Growth Annualized Loan Growth (1) Core metrics exclude merger related expenses, branch consolidation expenses, and net loss on equity investments. Refer to the Non-GAAP reconciliation in the Earnings Release for additional information.

Net Interest Margin – Quarter over Quarter

Core NIM[1] vs NIM


2.97%
2.93%
2.89%
2.93%
2.99%
2.81%
2.75%
2.73%
2.75%
2.71%
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21
NIM
Core NIM

Q4-21 NIM Bridge


0.01%
(0.06)%
2.99%
0.11%
2.93%
Q3-21 NIM
Reduction in excess liquidity
Impact of prepayment fees
Rate environment and other
Q4-21 NIM

Headwinds

- Competitive market environment as peers with similar levels of liquidity compete on rate for quality credit.

Tailwinds

- Average loan growth in the prior two quarters was ~$400MM while the loan pipeline of $671MM remains at record levels.
- Loan-to-deposit position provides funding base for future loan growth.
- Decreasing deposit costs.
- Asset-sensitive balance sheet well-positioned for rising interest rates, as 47% of the Commercial loan book is floating.

7

(1) Core NIM excludes purchase accounting and prepayment fee income.

OceanFirst

. . .Credit Quality (1 of 3) 8 Loan Allowance for Credit Losses (ACL) Plus PCD Marks / Total Loans Net Charge-offs (NCOs) / (Recoveries) and Credit Loss Expense (Benefit) ($’000) Q1-21 0.36% 0.61% Q4-20 0.26% 0.78% 0.33% 0.76% 0.30% 0.69% Q2-21 Q3-21 0.22% 1.14% 0.57% Q4-21 1.09% 0.99% 0.87% 0.79% PCD Marks ACL 4,072 -620 -6,460 -3,179 -1,573 2,942 -386 -19 0.15% -280 Q4-20 Q2-21 0.00% Q1-21 224 0.01% 0.00% Q3-21 0.00% Q4-21 Credit Loss Expense / (Benefit) Net Charge-offs / (Recoveries) NCOs / Average loans

. . . Stabilizing asset quality trends align with improving economic outlook. Credit Quality (2 of 3) 9 Non-Performing Loans and Assets ($’000) Special Mention and Substandard Loans ($’000) Note: Of the $91.6 million in Special Mention loans and $148.5 million of Substandard loans, $88.9 million (or 97.0%) and $138.4 million (or 93.2%) are current on payments, respectively. 0.43% 0.47% 106 0.22% 106 106 0.30% 0.32% 106 Q4-20 Q1-21 0.41% 0.28% 106 Q2-21 0.29% 0.16% 0.20% Q3-21 Q4-21 Non-performing loans to total loans Non-performing assets to total assets Non-performing loans OREO 36,410 34,128 31,680 23,344 18,948 194,372 188,981 182,926 158,469 148,451 165,844 150,221 129,955 98,687 91,607 Q3-21Q2-21Q4-20 Q1-21 Q4-21 SubstandardSpecial Mention

. . .Credit Quality (3 of 3) 10 Commercial vs Consumer ($’million)Loans by Payment Structure ($’million) ~ 99.6% of total loans comply with pre-COVID terms as of 12/31/21. 96.0% 99.0% 97.0% 96.5% 97.5% 50.0% 98.5% 50.5% 100.0% 51.0% 51.5% 98.0% 99.5% 9 Q2-21 8,072 2 Q3-21 32 15 8,573 51 7,669 7 7,531 124 71 7,691 30 Q4-20 22 73 31 131 84 Q1-21 37 Q4-21 Delinquencies and non-accrual Paying under COVID-19 modification (interest only) Forbearance (No payments made under an agreement) Paying in compliance with pre-COVID terms 100.0% 99.9% 99.7% 99.4% 50.0% 99.8% 99.5% 99.6% 99.3% 50.2% 99.1% 98.9% 50.1% 50.3% 99.2% 99.0% 2,720 2 Commercial 13 0 0 Consumer 5,854 15 19

Expense Discipline and Focused Investment

Core Non-Interest Expense[1] ($'000)



53,053
10,215
42,838
50,291
9,453
40,838
51,198
10,446
40,752
54,434
11,212
43,222
57,097
13,971
43,126
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21
Technology Expense
Other Core Non-Int Exp

Core Efficiency Ratio[1]



1.80%
59.69%
1.78%
58.37%
1.78%
60.06%
1.84%
62.22%
1.90%
62.57%
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21
Core Efficiency Ratio
Core Non-Interest Expense to Average Assets (Annualized)

- Q4-21 expenses were elevated due to additional costs relating to the: (i) core conversion; (ii) a year-end adjustment to the incentive plan; and (iii) expenses associated with the contribution of additional shares to the ESOP retirement plan. These expenses will moderate in Q1-22 and the Bank will realize expense savings from the branch optimization strategy. As a result, Management expects Q1-22 expenses to range between $54 million to $55 million.
- Technology expense, which represents data processing, communications, and digitally focused departments, accounted for 21.2% of total core non-interest expense for the full year 2021. For the full year 2020, these costs accounted for 17.8% of core non-interest expense.
- The branch optimization strategy (19 branch consolidations and 2 branch sales in December 2021 and January 2022) is expected to significantly improve the non-interest expense run-rate beginning in Q1-22.

(1) Core metrics exclude merger related expenses, branch consolidation expenses, net loss/gain on equity investments, Federal Home Loan Bank (FHLB) advance prepayment fees, and gain on sale of Paycheck Protection Program (PPP) loans. Refer to the Non-GAAP reconciliation in the Earnings Release for additional information.

11

OCEANFIRST

. . .Generating Consistent and Attractive Returns 12 Book Value and Tangible Book Value per Common Share1 Core ROAA and ROTE1 • Strengthened balance sheet and increased tangible book value per common share by 1.0% versus linked quarter and 6.3% (or $0.95 per share) versus Q4-20. • Repurchased 1.7 million shares in 2021; 3.3 million shares remain available for repurchase. Capital Management ($ in millions) 14.98 15.26 15.58 15.78 15.93 25.22 25.47 25.63 Q4-20 Q1-21 24.57 Q4-21 24.84 Q2-21 Q3-21 Book Value per Share Tangible Book Value per Common Share 1.02%0.94% 11.04% 9.71% 0.78% Q4-20 Q1-21 12.04% Q2-21 10.62% 0.90% Q3-21 11.30% 0.95% Q4-21 Core ROTE Core ROAA 10 10 10 10 10 10 11 10 5 Q1-21Q4-20 8.79% 9.01% 8.83% Q2-21 Q3-21 8.78% 8.89% Q4-21 Tangible Stockholders Equity to Tangible Assets1 Cash Dividend QTDShare Repurchases QTD (1) Core metrics exclude merger related expenses, branch consolidation expenses, net loss/gain on equity investments, FHLB advance prepayment fees, and gain on sale of PPP loans. Tangible book value per common share excludes goodwill, core deposit intangible, and preferred equity. Refer to the Non-GAAP reconciliation in the Earnings Release for additional information.

. . . I N V E S T O R P R E S E N T A T I O N 13 Investor Presentation

Investment Thesis

Well Positioned to Generate Strong Returns

Strength of Balance Sheet	Record loan growth and originations from the deployment of excess capital, with a strong funding base for continued production.
Low-Cost and Durable Deposit Base	Cost of deposits remained low at 20 basis points (bps) at December 31, 2021
Digital Innovation	Digital products and customer experience on par with national banks and fintechs, outpacing regional and community banks
Disciplined and Strategic M&A	Acquired attractive and underappreciated assets in exurban markets at favorable prices
Seasoned Leadership	Deep banking, regulatory, M&A, and integration experience Demonstrated strong pandemic response Meaningful insider ownership aligned with shareholder interest
Conservative Risk Culture	Commitment to management of credit, interest rate and regulatory / compliance risk

14

OceanFirst

. . .Significant Growth in Commercial Loan Portfolio ($ in millions) 15 Investor CRE CAGR 43.0% Owner Occupied CRE / C&I CAGR 22.1% Strength of Balance Sheet 511 1,135 1,187 2,023 2,296 3,492 4,378 308 534 570 741 793 1,145 1,055 305 396 471 449 831 1,704 1,749 2,045 2,321 2,309 2,480 291 281 475 408 339 261 2015 193 145 2016 153 188 2018 20202017 7,756 2019 2021 1,988 3,817 3,975 5,589 6,214 8,623 Home Equity & Consumer Residential C&I Loan Owner Occupied CRE Investor CRE

. . .Successful Commercial Loan Growth 16 2015 2021 48% 68% +20% (Commercial % of Loan Portfolio) Commercial Loans by Geography as of 20211 51% of Commercial Loans Originated in Philadelphia and NY Emphasis on Commercial Increase of $4.9B in Commercial Loans since 2015 Strength of Balance Sheet (1) Baltimore balances included in the $5.9 billion total, representing less than 1% of the commercial portfolio 46% 30% 21% 3% New Jersey New York Philadelphia Boston / Baltimore Total: $5.9B

. . .OCFC’s Strong History of Credit Discipline 17 Global Financial Crisis Net Charge Offs (NCOs) / Avg. Loans (%) Hurricane Sandy (1) Source: S&P Global (2) Proxy and US Bank industry reporting is on a one quarter lag (3) Peer group in OCFC’s DEF-14 Proxy Statement. This excludes UBNK due to the sale to People’s United and BPFH due to merger with SBV Financial Group. Strength of Balance Sheet 1.00% -0.50% 0.00% 3.00% 0.50% 1.50% 2.00% 2.50% 2008 20102007 2009 Q3-212011 2012 2013 2014 2015 2016 20202017 2018 2019 Q1-21 Q2-21 US Commercial Banks $10-50 bn 1, 2 OCFC Peer Group 1, 2, 3 OCFC’s 15 bps average NCO is 81% lower than the 79 bps average NCO for US Commercial Banks $10-50 billion in size.

. . .Conservative Credit Risk Profile 18 2016 0.07% 0.05% 0.11% 0.01% 0.54% 0.28% 2019 0.08% 0.12% 2015 0.11% 0.01% 0.03% 0.36% 0.08% 2018 0.21% 0.47% 0.52% 0.01% 0.05% 0.35% 2017 0.12% 0.03% 0.10% 0.05% 0.13% 0.31% 0.00% 0.04% 0.12% 0.02% 0.30% 2020 0.00% 0.02% 2021 0.91% 0.29% 0.22% ResidentialCommercial & Industrial Commercial Real Estate Consumer (1) Source: S&P Global (2) Peer group reporting is on a one quarter lag 2018 0.25% 2016 20172015 1.05% 0.45% 0.54% 0.22% 2019 0.32% 2020 0.16% 2021 Q3-21 Peer Group Average (0.54%)1,2 NPA/Assets Strength of Balance Sheet Continued Focus on Credit RiskNon-performing Loans by Type as % of Loans

. . .Strategic Capital Allocation Generates Shareholder Returns 19 Strength of Balance Sheet  Stable & competitive dividend  100th consecutive quarter  Historical Payout Ratio of 30% to 40%  Repurchased 1.7 million shares in 2021; 3.3 million shares remain available for repurchase  Strategic acquisitions in critical new markets 9 13 19 30 34 41 40 7 11 26 15 36 2 2015 2016 2018 0 2017 15 20202019 2021 15 56 19 40 60 77 Share Repurchases Cash Dividends Annual Return of Capital ($ in millions)

. . .Business Model Strength Driving Significant Capital Return 20 $12.33 $12.91 $13.67 $12.94 $13.58 $14.26 $15.13 $14.98 $15.93 $0.49 $1.01 $1.55 $2.15 $2.77 $3.45 $4.13 $4.81 $0.55 $0.94 $1.04 $1.09 $1.39 $1.97 $2.25 $2.86 20172013 2014 20162015 2019 $21.36 2018 2020 2021 $12.33 $13.95 $15.62 $15.53 $16.82 $18.42 $20.55 $23.60 Cumulative Share Repurchase/Share Cumulative Diviends/Share TBVPS  The modest growth in TBV/share can be attributed to: (i) minimally dilutive acquisitions; (ii) stock buybacks; and (iii) a healthy and consistent dividend. (1) Tangible book value per common share excludes goodwill, core deposit intangible, and preferred equity. Refer to the Non-GAAP reconciliation in the Earnings Release for additional information. Growth Since 2013 Tangible Book Value per Share 1 29.2% Total Capital Return per Share 91.4% Strength of Balance Sheet

. . .Continued Focus on Growing Core Deposits1 21 2021 18% 2015 25% +7% Growth in Non-Interest BearingShift Toward Non-Interest Bearing Deposits Non-Interest Bearing CAGR 38.8% Low-Cost Deposit Base 647 607 866 936 1,373 775 673 661 877 898 1,491 1,608459 364 570 578 784 736 860 1,627 1,954 2,350 2,539 3,647 4,202 337 783 757 1,151 1,377 2,133 2,412 2017 311153 255 20182015 2016 2019 2020 9,428 2021 1,917 4,188 4,343 5,815 6,329 9,733 Non-interest-bearing deposits Interest-bearing deposits Savings Time depositsMoney Market (1) Core deposits represent all deposits less time deposits.

. . .Deposit Growth with Branch Optimization Strategy 22 1 (1) Closed 2 additional branches in 2013. 2 branches sold and 9 branches consolidated in Q4-21. (2) Reflects 9 branch consolidations and the sale of 2 branches in Q4-21 and 10 additional consolidations in Q1-22, further improving average branch size to over $250 million. (3) Core metrics exclude merger related expenses, branch consolidation expenses, and net loss on equity investments. Refer to the Non-GAAP reconciliation in the Earnings Release for additional information. Low-Cost Deposit Base Active Branch Evolution Deposits per Branch ($ in millions) (56) bps2.39% 1.83% 2015 2021 Core Non-interest Expense3 to Total Avg. Assets 27 47 87 67 2015 CurrentAcquisitions Branch Consolidation Target Q1-222 1 $71.0 $68.7 $94.4 $98.6 $113.0 $152.1 $207.1 202120192015 20172016 2018 2020 Q1-22 $250+ 2.9x 37

. . .Treasury Management Services 23 Treasury Management Solutions: • ACH Origination, Receipts, Addenda Reporting and Debit Blocking • Digital Account Opening • Accept Multiple Forms of Payment • Account Analysis Statements • Business Online Banking • Coin & Currency Ordering • Commercial Card • Investment Sweep • Bill Pay • Insured Cash Sweep (ICS) • Escrow • Foreign Wire • Global Trade • Initiate ACH and Wires Online • Lockbox • Merchant • Remote Deposit Capture • Payroll • Positive Pay • Zero Balance Accounts Balances Over $5.2 billion Accounts Over 30,500 Digital Acceptance Promote digital solutions and demonstrate operational efficiencies for our commercial customers. Continuous Improvement Commercial check volume continues to decrease as our customers initiate more ACH transactions through online banking. Treasury Innovation Investments in technology to enhance our Treasury Solutions and provide a robust online experience for our commercial customers. Low-Cost Deposit Base

. . . Tap & Pay Contactless Debit Cards Core Conversion Digital Transformation Has Been a Multi-Year Effort… 24 Continuous Investment in Talent and Technology • Funded from ongoing earnings and branch consolidations Nest Egg AUM/A: $429 million2 Paperless Residential Loan Applications (Blend) Best Rated Digital Bank in NJ1 Account Opening by Phone 1st Dual Function ITMs Wearables & eWallets Mobile Account Opening Reputation Management 100% Certified Digital Bankers Certified Digital Banker Training Launch Nest Egg Hybrid Robo- Advisor 1st FinTech Equity Investment Mobile Responsive Online BankingMobile Biometrics Omni-Channel Customer Care Platform 2015 2016 2017 2018 2019 2020 2021 Digital Innovation Reached Over 268,000 Video Transactions 1 Source: ratings from Google My Business, Google App Store, and Apple App Store 2 As of December 31, 2021 Total IT and Digital FTEs 7 98 2015 2021 14x

Digital Innovation

…And is Preparing OceanFirst for 2022 and Beyond

Digitally Agile Bank

Google My Business Ownership
Targeted Digital Marketing
COVID Communications

Certified Digital Banker 2.0 (LMS)
CRM (CCC, TCS, OLB & OAO)
Digital LMS (OFB University)
Concur Invoice & Expense Mgmt.
Microsoft Teams

AIS Data Science
Monthly KPI Dashboards (OPS)
Site Monitoring & Response Plans
Cyber/Fraud Prevention
Data Classification

Nest Egg
Auxilior
JAM FINTOP

Salesforce
nCino
LexisNexis
CoStar

720 employees now able to work remotely*


Leave
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67 Branches Successfully Consolidated

* Pre-COVID, only 412 laptops had been issued to employees

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OceanFirst

. . .Positive Customer Response to our Digital Capabilities 26 Mobile Capabilities Survey1 Mobile App Customer Ratings2 11 11 12 14 Large MidAtlantic FinTechs / Digital National / Regional OceanFirst • A few notables include: • BofA 17 • Chase 16 • USAA 14 • TD 8 (# of Features, Out of 18) (Apple & Google) 4.3 4.6 4.7 4.7 4.6 Proxy Peer Group FinTechs / Digital Large MidAtlantic National / Regional OceanFirst • A few notables include: • USAA 4.8 • Chime 4.7 • Chase 4.7 • M&T 4.7 # Ratings = 8,440 Median # Ratings = 4,476 (1) Source: S&P Global 2020 US Mobile Banking Report. (2) Source: iTunes App and Google App as of January 6th, 2022. Digital Innovation

. . .Digital Customer Acquisition 27 Attaining Scale… … And Attracting Valuable Customers • Online application commenced1 rate of 42% vs our peers at 34%. • Retail Checking opened in 4Q 2021: • Online account openings (OAO) exceeded average branch openings by 3x (159 OAO vs 49 branch average). Customer Usage Statistics Online Branch Digital Usage 93%2 76%2 Mobile Usage 90%2 59%2 Direct Deposits / Month 2.663 1.913 Mobile Deposits / Month 0.403 0.273 Debit Card Transactions / Month 23.483 21.503 Average Balance $5,2054 $20,6154 (1) Accounts successfully opened. (2) Retail checking accounts opened January through June 2021 as of September 30, 2021. (3) Retail checking accounts opened January through March 2021 as of June 30, 2021. (4) Retail checking accounts opened January through September 2021 as of December 31, 2021. Digital Innovation

. . .Asset Growth Supplemented by Strategic M&A 28 ($ in millions) Strategic M&A Target Closing Date Transaction Value Total Assets Colonial American Bank July 31, 2015 ~$12 million $142 million Cape Bancorp May 2, 2016 ~$196 million $1,518 million Ocean Shore Holding Co. November 30, 2016 ~$146 million $1,097 million Sun Bancorp, Inc. January 31, 2018 ~$475 million $2,044 million Capital Bank of New Jersey January 31, 2019 ~$77 million $495 million Two River Bancorp January 1, 2020 ~$197 million $1,109 million Country Bank Holding Company Inc. January 1, 2020 ~$113 million $798 million Partners Bancorp2 TBD ~$186 million $1,640 million Weighted average1: Price/Tangible Book Value 158%; Core Deposit Premium 9.0% $5,167 $495 $142 $11,740 20172015 $2,615 2016 $2,044 2018 2019 $1,907 2020 $11,448 2021 $2,593 $7,516 $5,416 $8,246 Acquired Assets Organic Assets (1) At time of announcement (2) Partners Bancorp acquisition is pending final regulatory approval.

Strategic M&A

Northeast and Mid-Atlantic Expansion Opportunities[1]

- New Jersey is an attractive market
  - Statewide total population of 9.3 million
  - Most densely populated state
  - 11th most populous state
  - Median household income of $82,500
- Significant opportunities for acquisitions to build customer base
- Support expansion in Pennsylvania, Metropolitan New York, Boston, Baltimore, and Washington D.C.

Northeast U.S., DE, MD + D.C. Metro provides access to ~20% of the U.S. population


ME
VT
NH
MA
NY
RI
CT
Boston Region
New York Region
PA
NJ
New Jersey Region
MD
Greater Philadelphia Region
DC
DE
VA
Baltimore / D.C. Region

(1) Source: U.S. Census Bureau

29

OceanFirst

Seasoned Leadership

Experienced Management Team with Banking Expertise

Executive	Title	Years Experience[1]	Select Experience
Christopher D. Maher	Chairman & Chief Executive Officer	9	• Director of the Federal Reserve Bank of Philadelphia • Former President and CEO of Patriot National Bancorp • Former EVP at Dime Community Bancshares, Inc.
Joseph J. Lebel III	President & Chief Operating Officer	16	• Wachovia Bank • Member of the Board for the New Jersey Chamber of Commerce
Michael J. Fitzpatrick	Executive Vice President & Chief Financial Officer	29	• KPMG
Steven J. Tsimbinos	Executive Vice President, General Counsel & Corporate Secretary	11	• Thacher Proffitt & Wood • Lowenstein Sandler PC
Grace M. Vallacchi	Executive Vice President & Chief Risk Officer	4	• Office of the Comptroller of the Currency • First Fidelity
Michele Estep	Executive Vice President & Chief Administrative Officer	14	• Sun National Bancorp • Key Bank
Karthik Sridharan	Executive Vice President & Chief Information Officer	2	• Citigroup • JP Morgan Chase • Bank of America

Substantial insider ownership of 9%, including Directors, Executive Officers, ESOP and OceanFirst Foundation.

(1) Represents years of experience at OceanFirst and includes years at acquired banks.

30

OCEANFIRST

. . . I N V E S T O R P R E S E N T A T I O N 31 Appendix

. . .Interest Rate Sensitivity (1 of 2) 32  OceanFirst Bank balance sheet is highly asset-sensitive. A measurable upward change in the rate environment could have a significant impact to our performance going forward. Economic Value of Equity (EVE)1 - % ChangeEarnings at Risk (EAR)1 - % Change -20 -15 -10 -5 0 5 10 15 20 25 +300 bps Base+200 bps +100 bps -100 bps OceanFirst % Change -6 -4 -2 0 2 4 6 8 10 12 +200 bps+300 bps +100 bps Base -100 bps OceanFirst % Change Impact to Net Interest Income1 +$32.3MM +$22.4MM +$11.6MM -$14.4MM (1) Refer to the Quantitative and Qualitative Disclosures About Market Risk to be filed with the Form 10-K for additional details.

. . .Interest Rate Sensitivity (2 of 2) 33  The Company’s one-year gap was a positive 14.2% as compared to a positive 18.1% at December 31, 2020. Change in Interest Rates in Basis Points (Rate Shock) December 31, 2021 Economic Value of Equity Net Interest Income $'000 Amount % Change EVE Ratio Amount % Change 300 1,817,134 24.5% 16.7% 346,723 10.3% 200 1,738,602 19.1% 15.6% 336,816 7.1% 100 1,621,984 11.1% 14.2% 325,960 3.7% Static 1,459,706 0.0% 12.5% 314,395 0.0% -100 1,230,947 -15.7% 10.3% 299,994 -4.6% Rate Characteristics 79.00% 91.00% 55.00% 53.00% 66.00% 44.00% 92.00% 21.00% 9.00% 45.00% 47.00% 34.00% 56.00% Commercial Loans (CRE & C&I) Securities Mortgage Loans Consumer Loans 8.00% Total Assets (Weighted Avg) Borrowings Deposits Adjustable/Floating Fixed Core Deposits Note: Data as of 12/31/21